UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: September 2, 2002


                       SOUTHERN STATES POWER COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
           (State or Other Jurisdiction of Registrant or Organization)


             333-3074                                  94-3350291
     (Commission File Number)              (I.R.S. Employer Identification No.)


    4505  ALLSTATE  DRIVE,  SUITE  108
          RIVERSIDE,  CALIFORNIA                           92501
(Address  of  Principal  Executive  Offices)            (Zip Code)


                                (909) 367 - 2463
              (Registrant's Telephone Number, Including Area Code)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     None.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     None.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     None.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On August 30, 2002, Stonefield Josephson, Inc., the independent accountants previously engaged as the principal accountants to audit the financial statements of the Company, was dismissed.

     On August 30, 2002, the Company engaged McKennon, Wilson & Morgan, LLP, as its independent certified public accountants of the Company. The decision to change accountants was approved by the Board of Directors of the Company.

     The audit report of Stonefield Josephson, Inc., on the Company's financial statements as of April 30, 2002 and for each of the two years in the period ended April 30, 2002 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and during the period up to appointing McKennon, Wilson & Morgan, LLP as the Company's new independent accountants, there were no disagreements with Stonefield Josephson, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company has provided a copy of this disclosure to Stonefield Josephson, Inc.,, and has requested that the former accountants furnish the Company with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. As of the date of this filing, the former accountants have not responded to the Company's request.

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     During  the  two most recent fiscal years, or any subsequent interim period prior to engaging McKennon, Wilson & Morgan, LLP, neither the Company nor anyone acting on the Company's behalf consulted with McKennon, Wilson & Morgan, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the Company's financial statements where either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the Company's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

ITEM  5.     OTHER  EVENTS

     None.

ITEM  6.     RESIGNATION  AND  APPOINTMENT  OF  OFFICERS  AND  DIRECTORS

     None.

 ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     None.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/ Harrison A. McCoy, III                  Dated: September 2, 2002
     --------------------------                         -----------------
     Harrison A. McCoy III, CEO,
     President  and  Director

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